                                                                Exhibit 1


                        Grant Thornton LLP letterhead



January 27, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:     General Media, Inc.
        File No. 33-76716


Dear Sir or Madam:

We have read Item 4 of the Form 8-K of General Media, Inc. dated January 22, 2003 and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ GRANT THORNTON LLP

Grant Thornton LLP